UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event
reported): May 19, 2011
GRAPHIC PACKAGING HOLDING COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-33988	26-0405422

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
814 Livingston Court
Marietta, Georgia 30067
(Address of principal executive offices)
(Zip Code)
(770) 644-3000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On May 19, 2011, the Board of Directors of Graphic Packaging Holding Company (the “Company”) appointed Mr. David A. Perdue to the Board of Directors. Mr. Perdue will serve as one of the Class III Directors, whose 3-year terms expire in 2013. Mr. Perdue was also appointed to serve as a member of the Compensation and Benefits Committee.
Mr. Perdue will serve as an independent Director of the Company and is not a party to any transaction requiring disclosure pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act, as amended. Mr. Perdue will participate in the compensation program for non-employee directors as described in the Company’s Proxy Statement for the Annual Meeting of Stockholders held on May 19, 2011, filed with the Securities and Exchange Commission on April 8, 2011, under the heading “Compensation of Directors.”

Item 5.07.	Submission of Matters to a Vote of Security Holders
Graphic Packaging Holding Company held its Annual Meeting of Stockholders on May 19, 2011. Of the 343,247,088 shares of common stock eligible to vote at the Annual Meeting, 326,664, 051 were represented in person or by proxy. The final results of voting on the matters submitted to stockholders are as follows:
Proposal No. 1. The election of five Class I directors to serve a three-year term:

Director	For	Withheld
G. Andrea Botta	294,883,098	21,532,427
Kevin R. Burns	291,824,872	24,590,653
Kevin J. Conway	289,957,239	26,458,286
Jeffrey H. Coors	289,263,398	27,152,127
David W. Scheible	291,339,080	25,076,445
Proposal No. 2. The approval of an amendment to the Graphic Packaging Holding Company Amended and Restated 2004 Stock and Incentive Compensation Plan (i) to increase the number of shares of Graphic Packaging Holding Company’s common stock that may be granted pursuant to awards by 15,000,000 and (ii) to reapprove a list of qualified business criteria for performance-based awards:

For	Against	Abstain	Broker Non-Votes
292,555, 029	22,656,312	1,204,184	10,248,526

Proposal No. 3. The approval of the compensation paid to Graphic Packaging Holding Company’s named executive officers as set forth in the Proxy Statement for the Annual Meeting of Stockholders:

For	Against	Abstain	Broker Non-Votes
313,815,911	1,380,202	1,219,412	10,248,526
Proposal No. 4. The establishment of the frequency of the stockholders’ vote to approve the compensation of Graphic Packaging Holding Company’s named executive officers:

One Year	Two Years	Three Years	Abstain
35,894,704	164,156	279,124,463	1,232,202

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GRAPHIC PACKAGING HOLDING COMPANY (Registrant)
Date: May 23, 2010	By:	/s/ Stephen A. Hellrung
Stephen A. Hellrung
Senior Vice President, General Counsel and Secretary